Company Overview August 200 Exhibit 99.2 9

Forward Looking
Statements
This presentation contains forward-looking statements, including PDL's expectations with respect to its 2009 royalty revenues, expenses, net income, and cash provided by operating activities.
Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:
The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
The relative mix of royalty-bearing products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
The ability to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
Changes in any of the other assumptions on which PDL's projected royalty revenues are based; -- The outcome of pending litigation or disputes; and
The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.
Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk
Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at
www.pdl.com.
PDL expressly disclaims any obligation or
undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

3 Overview of PDL BioPharma PDL Licensed Royalty Products Outlook & 2009 Guidance Optimizing Stockholder Return PDL BioPharma

PDL -
Company Background
PDL pioneered the humanization of monoclonal antibodies
which enabled the discovery of a new generation of targeted
treatments for cancer and immunologic diseases
PDL’s primary assets are its antibody humanization patents
and royalty assets which consist of its Queen et al. patents and license agreements
Licensees consist of large biotechnology and pharmaceutical
companies including Genentech, Elan, Wyeth, and Chugai

PDL -
Operating
Strategy
PDL is focused on maximizing the value of its antibody
humanization patents and related assets
PDL re-domiciled its operations to Incline Village, Nevada
in December 2008 to reduce its corporate tax rate
The company intends to distribute its royalty revenues, net
of operating expenses, debt service, and income taxes
PDL declared a 2009 semi-annual dividend of $0.50 per share
payable on April 1 and October 1
PDL is actively exploring ways of improving after-tax IRR for its stockholders

PDL -
Management & Board of Directors
PDL management:
John McLaughlin, President & CEO, hired in November 2008
Cris Larson, VP & CFO, hired in December 2008
Chris Stone, VP & General Counsel, hired in February 2009
Karen Wilson, VP Finance, hired in April 2009
PDL independent board members:
Joseph Klein III, Managing Director, Gauss Capital Advisors - joined
July 2007
Paul Sandman, retired General Counsel, Boston Scientific - joined
October 2008
Jody Lindell, President and CEO, SG Mana, former Partner,  KPMG -
joined March 2009
Fred Frank, Vice Chairman, Peter J. Solomon Company, former VC,
Barclays Capital & Lehman Brothers - joined March 2009
Barry Selick, CEO Threshold Pharmaceuticals – joined August 2009

PDL - Historical Revenue with Facet Carve-Out
PDL stand-alone revenue after divestiture of Facet Biotech
comprises royalties, license, and other revenue
Facet revenue primarily includes collaboration revenue from its arrangements with Biogen Idec and Bristol-Myers Squib, and its former arrangement with Roche
$ in 000's
2008
Q1 Q2 Q3 Q4 Total
Combined PDL/Facet revenue 57,329 $    111,893 $  77,346 $    75,398 $    321,966 $
Facet revenue 7,140 5,361 8,529 6,740 27,770
PDL stand-alone revenue 50,189 $    106,532 $  68,817 $    68,658 $    294,196 $
2007
Q1 Q2 Q3 Q4
Total
Combined PDL/Facet revenue 58,856 $    89,057 $    61,256 $    49,756 $    258,925 $
Facet revenue 9,879 7,975 5,641 10,345 33,840
PDL stand-alone revenue 48,977 $    81,082 $    55,615 $    39,411 $    225,085 $
2008 Quarter
2007 Quarter

8 8
PDL -
Legal & Queen et al. Patents
Genentech – settlement in 2003 upheld validity and enforceability of patents
Multiple product license with tiered fee structure
Option for four additional antigens exercised in 2008
Alexion – settlement in December 2008 upheld validity and enforceability of patents
License for Soliris in exchange for $25 million
Option for additional licenses at 4% royalty
MedImmune – in December 2008, filed declaration of invalidity and non-infringement
MedImmune has paid royalties since 1998; most recently for 2009-Q1 sales in May 2009
PDL believes that its exercise of its rights under the MedImmune agreement precludes
MedImmune from being entitled to a lower royalty rate because of PDL’s settlement with Alexion
UCB Celltech – in September 2008, notified PDL that it does not intend to pay royalties on sales of Cimzia
In February 2009, US Patent Office declared an interference proceeding between certain claims of Queen et al. patents and pending claims of Adair et al.
UCB Celltech is the assignee of the Adair et al. patent

9 9
PDL - Convertible Notes
$250 million 2.75% convertible subordinated notes due August 2023
Bought back $50 million in open market purchases
Current conversion rate is 123.715 shares per $1,000 face amount ($8.08 per share); will adjust in connection with October dividend
Holders have a put right in August 2010, August 2013, and August 2018
Price as of July 31 was 107 vs. stock price of $8.25
$250 million 2.00% convertible senior notes due February 2012
Bought back $5 million in open market purchases
Current conversion rate is 89.165 shares per $1,000 face amount or $11.22 per share; will adjust in connection with October dividend
Price as of July 31 was 93 vs. stock price of $8.25

10 PDL BioPharma Overview of PDL BioPharma PDL Licensed Royalty Products Outlook & 2009 Guidance Optimizing Stockholder Return

PDL - Royalty Revenue & Queen et al. Patents
PDL’s revenues consist of royalties generated on sales of licensed products:
Sold before the expiration of the Queen et al. patents or
Made prior to the expiration of the Queen et al. patents and sold anytime thereafter
$0
$50
$100
$150
$200
$250
$300
$350
$400
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009E
PDL Royalties by Product
($ in millions)
Herceptin
Avastin
Lucentis
Synagis
Tysabri
Aggregate
Other

PDL - Select Licensed Products

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate -Severe Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Wyeth/J&J Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
Metastatic Breast
NSCLC
Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate -Severe Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Wyeth/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease
PDL - Select Licensed Products

On July 2, Genentech announced that a Phase 3 trial showed Lucentis significantly improved vision in patients with branch retinal vein occlusion at 6 months
On July 30, Genentech announced that a Phase 3 trial from a second study showed Lucentis significantly improved vision in patients with central retinal vein occlusion at 6 months

PDL - Select Licensed Products

Licensee Product Status Indications
Roche(Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic BreastCancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostatecancer
Adjuvant settings
Herceptin Approved MetastaticBreast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate-SevereAsthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan
Tysabri
Approved
MultipleSclerosis
Roche/Chugai
Actemra Approved (EU& Japan) RheumatoidArthritis
Wyeth
Mylotarg Approved Acute MyeloidLeukemia
Wyeth/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease
J&J announced that it would buy $1 billion in Elan stock for 50.1% ownership of a new JV to develop treatments for Alzheimer’s Disease, including bapineuzumab
J&J also pledged an initial $500 million to fund development of the drugs

15 Agenda Overview of PDL BioPharma PDL Licensed Royalty Products Outlook & 2009 Guidance Optimizing Stockholder Return

PDL - 2009 GAAP Guidance

Original revenue guidance of $310 - $325 excluding Medlmmune is unchanged, the above revenue guidance includes actual Q1 & Q2 Medlmmune royalties of $36 million
Revenue growth driven by product sales of Herceptin, Avastin, Lucentis, and Tysabri
Anticipate Q3 & Q4 revenue will benefit form weakening US$ - EUR plan rate was $1.34 vs.
current of $1.42 and GBP plan rate was $1.48 vs. Current rate of $1.64
Approximately 50% of the expense forecast due to legal and other professional fees
$ in millions
Guidance
Revenue $345 - $360
Operating Expense 20 - 22
Cash Used by Operating Activities 18 -
20
Net Interest Expense 10 - 12
Net Income before Tax 310 - 330
Income Tax Expense 110 - 115
Net Income after Tax $200 - $215

PDL - Roche/Genentech Royalties

Roche/Genentech manufacturing integration
Close one of the two CHO manufacturing facilities in Vacaville, CA
Avastin & Herceptin
E. coli manufacturing to transfer to Singapore in 2011/12
Lucentis
PDL could see improvement in mix of royalty rates in future years
Product made in US
Net sales up to $1.5 billion 3.0%
Net sales between $1.5 billion and $2.5 billion 2.5%
Net sales between $2.5 billion and $4.0 billion 2.0%
Net sales over $4.0 billion 1.0%
Product made and sold ex-US
All sales 3.0%

PDL - 2009 Cash Guidance
Available NOL at the end of 2008 was $219 million of which $173 will be used in 2009
Of the total NOL, $46.8 million is due to the EOS Biotech acquisition in 2003
The section 382 limitation on the use of the EOS NOL is $24.2 million in 2009 and $1.8 million per year thereafter
Available tax credits at the end of 2008 were $36 million:
When using tax credits, the minimum effective tax rate on net income after NOL is 20%
Remaining tax credits of $12+ million will be used in the upcoming year
$ in millions
Net Income before Tax $310 $330
Available NOL 173          173
Net Income after NOL 137          157
Tax @ 35% (48)           (55)
Tax Credits 21            24
Net Income after Tax 285 $       300 $
Cash Guidance

19 Overview of PDL BioPharma PDL Licensed Royalty Products Outlook & 2009 Guidance Optimizing Stockholder Return PDL BioPharma

PDL -
Optimizing
Stockholder Return
Intend to distribute royalty revenues, net of operating expenses, debt service and income taxes
Declared dividend of $0.50 per share paid on April 1, 2009
Declared dividend of $0.50 per share payable on October 1, 2009 to shareholders of record as of September 17, 2009
In the process of evaluating
alternatives
Convertible note buyback – gain is taxable but deferrable for 5 years under the American Recovery and Reinvestment Act of
2009
Share repurchases
Sale of all or a portion of royalty assets
Securitization – formation of SPV and bond issuance

PDL - Investment Rationale
Strong revenue growth from approved products
Potential for additional indications from existing products
and new product approvals
Significantly reduced expenses with no R&D burn
Return to stockholders
Declared two dividends totaling $1.00 in 2009
Actively exploring other means to enhance stockholder return

AVASTIN
(bevacizumab)

Herceptin
Trastuzumab
anti-HER2 monoclonal antibody

Once-Weekly
RAPTIVA
efalizumab

SYNAGIS
PALIVIZUMAB

LUCENTIS
RANIBIZUMAB INJECTION

Xolair
Omalizumab
FOR SUBCUTANEOUS USE

MYLOTARG
gemtuzumab ozogamicin for Injection
Rethink first relapse.

TYSABRI
(natalizumab)

PDL BioPharma

22 PDL BioPharma